UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2025

Tivic Health Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41052	81-4016391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47685 Lakeview Blvd.
Fremont, California		94538
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 888 276-6888

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TIVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 31, 2025, Tivic Health Systems, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) in a virtual format. At the close of business on December 20, 2024, the record date for the Special Meeting, there were 9,467,327 shares of Company common stock issued and outstanding, which constituted all of the issued and outstanding capital stock of the Company as of the record date. At the Special Meeting, 3,305,437 of the Company’s 9,467,327 outstanding shares of common stock entitled to vote as of the record date, or approximately 34.9%, were represented by proxy or in person (virtually), and, therefore, a quorum was present.

The proposals voted on at the Special Meeting are more fully described in the Definitive Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on January 3, 2025, which information is incorporated herein by reference.

The final voting results on the proposals presented for stockholder approval at the Special Meeting were as follows:

Proposal No. 1: The Company’s stockholders approved the Company’s proposal to grant discretionary authority to the Company’s board of directors (“Board”) to amend the Company’s amended and restated certification of incorporation to effect a reverse stock split of all of its issued and outstanding shares of common stock at a ratio of not less than 1-for-2 and not greater than 1-for-30, such ratio to be determined by the Board of at any time within twelve months from the date of the Special Meeting, without further approval or authorization of its stockholders. The final voting results as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,028,943	243,254	33,240	0

Proposal No. 2: The Company’s stockholders approved the Company’s proposal to authorize the Board, in its discretion, to adjourn the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposal listed above at the time of the Special Meeting. The final voting results as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,063,516	210,617	31,304	0

Although Proposal No. 2 was approved by the Company’s stockholders, the Board did not elect to adjourn the meeting, as Proposal No. 1 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVIC HEALTH SYSTEMS, INC.

Date:	February 5, 2025	By:	/s/ Jennifer Ernst
Name: Jennifer Ernst Title: Chief Executive Officer